UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant   ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Humana Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On March 10, 2021, Humana Inc. (the “Company”) made the following communication available to the Company’s employees:

Highlights

•	You may have the right to vote on items being presented at our Annual Meeting of Stockholders (the “Annual Meeting”)

•	The Company’s Annual Meeting is scheduled for April 22, 2021 and will be held via a live audio webcast accessible at: www.virtualshareholdermeeting.com/HUM2021

Exercise your voting privilege as a Humana stockholder

Humana associates who participate in our Company’s Retirement Savings Plan 401(k) and have invested funds in the Humana Common Stock Fund have the right to vote on items being presented at this year’s Annual Meeting, scheduled for April 22, 2021. You may submit one vote for each share held in your Humana Common Stock account as of February 22, 2021, the record date for this Annual Meeting.

What documents do you need to vote?

Every year, Humana produces a document - the proxy statement - that details all of the information the Company’s stockholders need in order to make informed votes. The proxy becomes available to stockholders and the public after Humana files it with the federal Securities and Exchange Commission on March 10, 2021. In order to vote, you must also receive an official “voting card.”

When will you receive the proxy statement and voting card?

Starting March 10, 2021, all stockholders who have (recently or in prior years) successfully submitted electronic requests for a proxy statement and voting card will then receive - via the e-mail address you designated during the online-registration process - a proxy statement and voting card. (Please watch for e-mail from ID@ProxyVote.com.) If you did not sign up for electronic delivery of these materials, you’ll receive a “Notice and Access Card” in the mail at home regarding the material.

When can participants in the Humana Retirement Savings Plan vote?

If you wish to vote, you may do so AFTER you receive your voting card. You then must vote BEFORE 11:59 p.m., EDT on Wednesday, April 14, 2021, through Humana’s Retirement Savings Plan Trustee - Charles Schwab - with Broadridge acting as tabulator. If your voting instructions are received by 11:59 p.m. EDT on Wednesday, April 14, 2021, the Trustee will submit a proxy that reflects your instructions. If you do not give voting instructions (or give them late), the Trustee will vote your interest in the Humana Common Stock Fund in the same proportion as the shares attributed to the Humana Retirement Savings Plan actually voted. Humana’s Annual Meeting will be held on April 22, 2021.

Whom do you contact for answers to your stockholder-voting-process questions?

If you have any questions, please contact Joseph M. Ruschell, Corporate Secretary via email at CorporateSecretary@humana.com.

On March 10, 2021, the Company distributed the following “Notice Regarding the Availability of Proxy Materials” to its stockholders as of the record date of February 22, 2021.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 22, 2021

HUMANA INC.	Meeting Information
	Meeting Type: For holders as of: Date: April 22, 2021	Annual Meeting February 22, 2021 Time: 9:30 a.m., Eastern Time

Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/HUM2021.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/HUM2021 and be sure to have the information that is printed in the box marked by the arrow

(located on the following page).

HUMANA INC. 500 WEST MAIN STREET 21st FLOOR LOUISVILLE, KENTUCKY 40202 ATTN: JOSEPH M. RUSCHELL

You are receiving this communication because you hold shares in the company named.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

D32816-P48250	See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT    ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow	(located on the following page) and visit:

www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com

2)	BY TELEPHONE:	1-800-579-1639

3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow

(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 8, 2021 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow	(located on

the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/HUM2021. Have the information that is printed in the box marked by the arrow

(located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D32817-P48250

HUMANA INC.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3:

Vote on Directors

1.	Election of Directors.

	Nominees:	For	Against	Abstain	For	Against	Abstain

1a)   Kurt J. Hilzinger

1b)   Raquel C. Bono, M.D.

1c)   Bruce D. Broussard

1d)   Frank A. D’Amelio

1e)   Wayne A. I. Frederick, M.D.

1f)    John W. Garratt

1g)   David A. Jones, Jr.

1h)   Karen W. Katz

1i)    Marcy S. Klevorn

1j)    William J. McDonald

1k)   Jorge S. Mesquita

1l)    James J. O’Brien

1m)   Marissa T. Peterson

		☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

2.  The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

3.  The approval of the compensation of the named executive officers as disclosed in the 2021 proxy statement.

					☐ ☐	☐ ☐	☐ ☐

For address changes please send via email to: CorporateSecretary@humana.com.	☐	At their discretion, the Proxies are authorized to vote upon any other matters as may come before the Annual Meeting.

Signatures of stockholders should correspond exactly with the names shown on this proxy card. Attorneys, trustees, executors, administrators, guardians and others signing in a representative capacity should designate their full titles. When shares of Company Common Stock are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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